Exhibit 25

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                                  FORM T-1
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                          STATEMENT OF ELIGIBILITY
                 UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                  CORPORATION DESIGNATED TO ACT AS TRUSTEE
                    CHECK IF AN APPLICATION TO DETERMINE
                    ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b)(2) |__|

                        ---------------------------

                            THE BANK OF NEW YORK
            (Exact name of trustee as specified in its charter)

New York                                           13-5160382
(State of incorporation                            (I.R.S. employer
if not a U.S. national bank)                       identification no.)

One Wall Street, New York, N.Y.                    10286
(Address of principal executive offices)           (Zip code)

                         -------------------------

                      JONES LANG LASALLE FINANCE B.V.
            (Exact name of obligor as specified in its charter)

The Netherlands                                    Not Applicable
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)
200 East Randolph Drive                            60601
Chicago, Illinois                                  (Zip code)
(Address of principal executive offices)

                      TABLE OF ADDITIONAL REGISTRANTS
                      -------------------------------

Exact name of registrant                  State of other jurisdiction                 I.R.S. Employer
as specified in its charter               of incorporation or formation               Identification  No.
---------------------------               -----------------------------               -------------------
Jones Lang LaSalle Incorporated           Maryland                                    36-4150422
Jones Lang LaSalle Americas, Inc.         Maryland                                    36-4160760
LaSalle Investment Management, Inc.       Maryland                                    36-4160747
Jones Lang LaSalle International, Inc.    Delaware                                    36-3722108
Jones Lang LaSalle Co-Investment, Inc.    Maryland                                    36-4160750
LaSalle Hotel Advisors, Inc.              Maryland                                    36-4208322
Jones Lang LaSalle Limited                England and Wales                           Not Applicable

                        ---------------------------

                          9% Senior Notes due 2007
                    (Title of the indenture securities)


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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
     TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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               Name                                      Address
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     Superintendent of Banks of the            2 Rector Street, New York, N.Y.
     State of New York                         10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York          33 Liberty Plaza, New York, N.Y.
                                               10045

     Federal Deposit Insurance Corporation     Washington, D.C. 20429

     New York Clearing House Association       New York, New York 10005

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                 SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 7th day of September, 2000.


                                    THE BANK OF NEW YORK

                                    By:      /S/MARY LAGUMINA
                                       ------------------------------
                                    Name:     MARY LAGUMINA
                                    Title:    VICE PRESIDENT






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                                                                  EXHIBIT 7



                    Consolidated Report of Condition of

                            THE BANK OF NEW YORK

                  of One Wall Street, New York, N.Y. 10286
                   And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                             Dollar Amounts
ASSETS                                                        In Thousands
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and
   currency and coin..................                          $3,247,576
  Interest-bearing balances...........                           6,207,543
Securities:
  Held-to-maturity securities.........                             827,248
  Available-for-sale securities.......                           5,092,464
Federal funds sold and Securities
  purchased under agreements to resell                           5,306,926
Loans and lease financing receivables:
  Loans and leases, net of unearned
   income...............37,734,000
  LESS: Allowance for loan and
   lease losses............575,224
  LESS: Allocated transfer risk
   reserve..................13,278
  Loans and leases, net of unearned
   income, allowance, and reserve.....                          37,145,498
Trading Assets........................                           8,573,870
Premises and fixed assets (including
  capitalized leases).................                             723,214
Other real estate owned...............                              10,962
Investments in unconsolidated
  subsidiaries and associated
  companies...........................                             215,006
Customers' liability to this bank on
  acceptances outstanding.............                             682,590
Intangible assets.....................                           1,219,736
Other assets..........................                           2,542,157
                                                               ------------
Total assets..........................                         $71,794,790

LIABILITIES
Deposits:
  In domestic offices.................                         $27,551,017
  Noninterest-bearing.......11,354,172
  Interest-bearing..........16,196,845
  In foreign offices, Edge and
   Agreement subsidiaries, and IBFs...                          27,950,004
  Noninterest-bearing..........639,410
  Interest-bearing..........27,310,594
Federal funds purchased and
  Securities sold under agreements to
  repurchase..........................                           1,349,708
Demand notes issued to the
  U.S.Treasury........................                             300,000
Trading liabilities...................                           2,339,554
Other borrowed money:
  With remaining maturity of one year
   or less............................                             638,106
  With remaining maturity of more
   than one year through three years..                                 449
  With remaining maturity of more
   than three years...................                              31,080
Bank's liability on acceptances
  executed and outstanding............                             684,185
Subordinated notes and debentures.....                           1,552,000
Other liabilities.....................                           3,704,252
                                                                -----------
Total liabilities.....................                          66,100,355
                                                                -----------

EQUITY CAPITAL
Common stock..........................                           1,135,284
Surplus...............................                             866,947
Undivided profits and capital reserves                           3,765,900
Net unrealized holding gains (losses)
  on available-for-sale securities....                             (44,599)
Cumulative foreign currency
  translation adjustments.............                             (29,097)
                                                               ------------
Total equity capital..................                           5,694,435
                                                               ------------
Total liabilities and equity capital..                         $71,794,790
                                                               ============


      I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                               Thomas J. Mastro

      We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi
Alan R. Griffith     Directors
Gerald L. Hassell

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